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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):    April 25, 2001

                              VIRATA CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                        000-28157                         77-0521696
(State or Other Jurisdiction of      (Commission File Number)      (IRS Employer Identification No.)
         Incorporation)

                       2933 BUNKER HILL LANE, SUITE 201
                        SANTA CLARA, CALIFORNIA  95054

              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (408) 566-1000

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Item 5.   Other Events.
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     On April 25, 2001, the Registrant announced its fiscal 2001 fourth quarter and year-end revenues for the period ended April 1, 2001. Attached hereto as
Exhibit 99.1 and incorporated by reference herein is the corresponding press release issued April 25, 2001. Also attached hereto as Exhibit 99.2 and incorporated by reference herein is a script of the presentation given by management during its earnings conference call on April 25, 2001.

Item 7.   Financial Statements, Pro Forma and Exhibits.
-------   ---------------------------------------------

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release issued April 25, 2001.

     99.2 Script of presentation given by management during its April 25, 2001 earnings conference call.
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of April 25, 2001

                              VIRATA CORPORATION

                              By:   /s/ Andrew M. Vought
                                 -------------------------------
                                 Andrew M. Vought
                                 Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit No.         Description
------------        --------------------------------------------------------

99.1                Press Release issued April 25, 2001.
99.2 Script of presentation given by management during its April 25, 2001 earnings conference call.
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